SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2004

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-06446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits
(c)	Exhibits Each of the exhibits set forth below is being furnished pursuant to Item 12.

Exhibit Number	Description

99.1	Press release of Kinder Morgan, Inc. issued July 21, 2004.

Item 12.  Results of Operations and Financial Condition

     In accordance with General Instruction B.6. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

     On July 21, 2004, Kinder Morgan, Inc. issued a press release regarding its financial results for the quarter and six months ended June 30, 2004 and will hold a webcast conference call on July 21, 2004 discussing those results. The press release is furnished as Exhibit 99.1 to this report.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: July 21, 2004	By:	/s/	JOSEPH LISTENGART
Joseph Listengart Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Kinder Morgan, Inc. issued July 21, 2004.